UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a)

of the Securities Exchange Act of 1934 (Amendment No. 1)

FILED BY THE REGISTRANT     [X]

FILED BY PARTY OTHER THAN THE REGISTRANT     [   ]

CHECK THE APPROPRIATE BOX:

[   ]

Preliminary Proxy Statement

[   ]

Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[   ]

Definitive Proxy Statement

[X]

Definitive Additional Materials

[   ]

Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12

HUMAN BIOSYSTEMS
(Name of Registrant as Specified In Its Charter)

Payment of filing fee (check the appropriate box):

[X]

No fee required.

[   ]

Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

[   ]

Title of each class of securities to which transaction applies:

(1)

Aggregate number of securities to which transactions applies:

(2)

Per unit price or other underlying value of transaction computed pursuant to exchange act rule 0-11:

(3)

Proposed maximum aggregate value of transaction:

(4)

Total fee paid:

[   ]

Fee paid previously with preliminary materials.

[   ]

Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)

Amount previously paid:

(2)

Form, Schedule or Registration Statement No.:

(3)

Filing party:

(4)

Date Filed:

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HUMAN BIOSYSTEMS
1127 Harker Avenue, Palo Alto, California 94301

October 1, 2008

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON NOVEMBER 14, 2008

You can view the Annual Report and Proxy Statement of Human BioSystems at http://sec.gov/cgi-bin/browse-edgar?company=human+bio&CIK=&filenum=&State=&SIC=&owner=include&action=getcompany.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet.  We encourage you to access and review all of the important information contained in the proxy materials before voting.

Dear Shareholder:

Notice is hereby given that the 2008 Annual Meeting of the Shareholders of Human BioSystems will be held at 1127 Harker Avenue, Palo Alto, California 94301 on November 14, 2008 at 10:00 a.m. Palo Alto, California time, for the following purposes:

1.

To elect three persons to our board of directors for the following year.  Management has nominated Harry Masuda, Paul Okimoto, and Larry McCleary, M.D.

2.

To approve a Reverse Split of the issued and outstanding shares of our common stock on the basis of one post-consolidation share for each 80 pre-consolidation shares to occur immediately after the action described herein.

3.

To ratify the selection of L.L. Bradford & Company, LLC as our independent public accountants for the fiscal year ending December 31, 2008.

4.

To transact such other business as may properly come before the meeting or any adjournment or postponement thereof.

Shareholders of record as of the Record Date are encouraged and cordially invited to attend the Annual Meeting.  To receive directions to the Annual Meeting, please visit our corporate website at http://humanbiosystems.com.  If you would like to receive a paper copy or e-mail copy of these documents, you must request them.  Such documents will be mailed to you at no charge.  Please ensure you request a copy as instructed below on or before October 15, 2008 to facilitate a timely delivery.

The following Proxy Materials and items of business to be considered at the Annual Meeting are more fully described in the Proxy Statement filed with the Securities and Exchange Commission and available on the Internet address described above:

•

Our 2008 Proxy Statement (including all attachments thereto);

•

The Proxy Card;

•

Our Annual Report for the fiscal year ended December 31, 2007 (which is not deemed to be part of the official proxy soliciting materials); and

•

Any amendments to the foregoing materials that are required to be furnished to shareholders.

To request a paper copy of the Proxy Materials, please call (toll-free) 1 (877) 271-0548, or you may request a paper copy by email at hmasuda@humanbiosystems.com or by logging onto http://humanbiosystems.com.

YOU MUST REFERENCE YOUR 11-DIGIT CONTROL NUMBER WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS OR TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.

HAVE THIS NOTICE AVAILABLE WHEN YOU REQUEST A PAPER COPY OF THE PROXY MATERIALS, WHEN YOU WANT TO VIEW YOUR PROXY MATERIALS ONLINE OR WHEN YOU WANT TO VOTE YOUR PROXY ELECTRONICALLY OR BY TELEPHONE.

TO VOTE BY INTERNET OR BY TELEPHONE USE THE INTERNET TO VOTE YOUR SHARES OR CALL THE NUMBER PROVIDED.

Our board of directors has fixed the close of business on September 1, 2008 as the record date for the determination of shareholders entitled to notice of, and to vote at, this Annual Meeting of Shareholders and at any adjournment or postponement thereof.

By Order of the Board of Directors,

/s/  Harry Masuda

Harry Masuda

Chairman and Chief Executive Officer

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